MERRILL LYNCH SERIES FUND, INC.
                                   Merrill Lynch Core Bond Strategy Portfolio

                                    Supplement dated June 29, 2004 to the
                                         Prospectus dated May 1, 2004

The section entitled "Details About The Portfolio" under the caption "How The Portfolio Invests-Other Strategies" beginning at page 9 is amended to permit the Portfolio to invest in currency contracts and reverse repurchase agreements,
10:   and to add the following information:

	Reverse Repurchase Agreements - Reverse repurchase agreements are transactions in which the Portfolio sells a security with the obligation to repurchase the security shortly thereafter at a specified price that reflects a payment by the Portfolio. The Portfolio profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

This information supplements and supersedes any contrary information contained in the Prospectus.